UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2023

Republic Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14267	65-0716904
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 North Allied Way Phoenix, Arizona	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 627-2700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	RSG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, the employment of Timothy E. Stuart, former Executive Vice President and Chief Operating Officer of Republic Services, Inc. (the “Company”), terminated on August 17, 2023 (the “Effective Date”). On August 26, 2023, the Company and Mr. Stuart entered into an agreement (the “Agreement”) regarding the terms of his separation of employment with the Company as of the Effective Date. Pursuant to the Agreement, the Company will provide Mr. Stuart with the following:

•	$1,420,000, to be paid in equal installments over a twenty-four month period beginning 60 days after the Effective Date;

•	a prorated amount of any 2023 annual bonus earned in accordance with the Company’s Executive Incentive Plan, payable at the same time as bonuses are paid to other executive officers;

•	vesting in a prorated portion of any performance share (“PSU”) awards earned in respect of the 2021-2023 performance period, payable in accordance with the terms of the award agreement;

•	continued vesting of any Company equity awards, including restricted stock unit awards, outstanding on the Effective Date, for a period of one year following the Effective Date; and

•	continuation of Company health plan benefits for up to two years if Mr. Stuart elects to continue coverage under COBRA.

In exchange for the payments and benefits to Mr. Stuart, Mr. Stuart has released the Company from any and all claims (with certain limited exceptions), has agreed to certain confidentiality, non-disparagement, cooperation and assistance, and liquidated damages provisions, and has agreed to continue to be bound by certain non-competition, non-solicitation and confidentiality obligations pursuant to a pre-existing agreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.

Date: August 31, 2023	By:	/s/ Catharine D. Ellingsen
Catharine D. Ellingsen
Executive Vice President, Chief Legal Officer, Chief Ethics and Compliance Officer and Corporate Secretary